UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 2, 2026

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 2, 2026, Bank First Corporation, a Wisconsin corporation (the “Company” or “BFC”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K to report under Item 2.01 that the Company had completed its previously-announced merger (the “Merger”) with Centre 1 Bancorp, Inc., a Wisconsin corporation (“Centre”), pursuant to that certain Agreement and Plan of Merger by and between BFC and Centre, dated as of July 17, 2025 (the “Merger Agreement”). At the closing, Centre merged with and into BFC, with BFC as the surviving corporation, followed by the merger of Centre’s wholly-owned subsidiary bank, The First National Bank and Trust Company, with and into the BFC’s wholly-owned subsidiary bank, Bank First, N.A. (“Bank First”), with Bank First as the surviving bank.

This Amendment No. 1 amends the Company’s Current Report on Form 8-K filed on January 2, 2026 to include the financial statements and unaudited pro forma combined financial information referred to in Item 9.01(a) and (b) below relating to the Merger.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Amendment No. 1 to the Current Report on Form 8-K, including the pro forma combined financial information attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma combined financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma combined financial information or the estimates and assumptions used in preparing the pro forma combined financial information. The pro forma combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Item 1A. Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited financial statements of Centre 1 Bancorp, Inc. and its consolidated subsidiaries as of and for the years ended December 31, 2025 and 2024, and the notes related thereto, which are included in Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma combined financial information of Bank First Corporation for the twelve-month period ended December 31, 2025 and the notes related thereto, which are included in Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 17, 2025, by and between Bank First Corporation and Centre 1 Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to Bank First Corporation’s Current Report on Form 8-K filed on July 18, 2025).

23.1	Consent of Forvis Mazars, LLP (with respect to Centre 1 Bancorp, Inc.)

99.1	Press Release of Bank First Corporation dated January 2, 2026 (incorporated by reference to Exhibit 99.1 to Bank First Corporation’s Current Report on Form 8-K filed on January 2, 2026).

99.2	Audited consolidated financial statements of Centre 1 Bancorp, Inc. as of and for the years ended December 31, 2025 and 2024.

99.3	Unaudited pro forma combined financial information of Bank First Corporation as of and for the twelve months ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: March 16, 2026	By:	/s/ Kevin LeMahieu
Kevin LeMahieu
Chief Financial Officer